BRIDGE BUILDER TRUST
Bridge Builder International Equity Fund (the “International Equity Fund”)
Supplement dated September 25, 2025
to the Prospectus dated October 28, 2024, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Trustees of the Bridge Builder Trust (the “Trust”) have approved an amendment to the investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), and the Trust, pursuant to which MFS now serves as a sub‑adviser to an allocated portion of the International Equity Fund.
Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The sixth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑adviser. The Adviser allocates Fund assets to the following Sub‑advisers: BlackRock Investment Management, LLC (“BlackRock”), Marathon Asset Management Limited (“Marathon-London”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Mondrian Investment Partners Limited (“Mondrian”), Pzena Investment Management, LLC (“Pzena”) and WCM Investment Management (“WCM”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
MFS’s Principal Investment Strategies
MFS primarily invests in foreign equity securities, including emerging market equity securities. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS focuses on investing in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). MFS may invest in the securities of companies of any size.
MFS normally invests across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Fund’s assets allocated to MFS in issuers in a single industry, sector, country, or region. MFS uses an active bottom‑up investment approach to buying and selling investments for the Fund. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

3.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
MFS

Portfolio Managers	Position with MFS	Length of Service to the Fund
Kevin Dwan	Investment Officer and Portfolio Manager	Since September 2025
Matthew Barrett	Investment Officer and Portfolio Manager	Since September 2025

4.
The last paragraph under the sub‑section entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the International Equity Fund to the following Sub‑advisers: BlackRock, Marathon-London, MFS, Mondrian, Pzena and WCM. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

5.
The following paragraph is hereby added to the sub‑section entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

MFS’s Principal Investment Strategies
MFS primarily invests in foreign equity securities, including emerging market equity securities. MFS focuses on investing in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS may invest in the securities of companies of any size. MFS normally invests across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the International Equity Fund’s assets allocated to MFS in issuers in a single industry, sector, country, or region. MFS uses an active bottom‑up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

6.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with MFS, with respect to the International Equity Fund, will be available in the Fund’s reports filed on Form N‑CSRS, which will cover the period from July 1, 2025 to December 31, 2025.

7.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – International Equity Fund” under the section entitled “Management of the Funds”:
MFS
MFS, 111 Huntington Avenue, Boston, Massachusetts, 02199, serves as a Sub‑adviser to the International Equity Fund under a sub‑advisory agreement with the Adviser on behalf of the International Equity Fund. MFS is registered as an investment adviser with the SEC. MFS and its predecessor organizations have a history of money management dating back to 1924. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of June 30, 2025, MFS had assets under management of approximately $634 billion.
Portfolio Managers:
Kevin Dwan and Matthew Barrett have been portfolio managers of the International Equity Fund since September 2025.
Mr. Dwan serves as Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.
Mr. Barrett serves as Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2000.
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BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “International Equity Fund”)

Supplement dated September 25, 2025

to the Statement of Additional Information (“SAI”) dated October 28, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Trustees of the Bridge Builder Trust (the “Trust”) have approved an amendment to the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), and the Trust, pursuant to which MFS now serves as a sub-adviser to an allocated portion of the International Equity Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “International Equity Fund” under the section entitled “The Funds’ Investment Teams”:

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, is the Sub-adviser for an allocated portion of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For its services as a Sub-adviser, MFS is entitled to receive a fee from the International Equity Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of June 30, 2025. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Kevin Dwan	5	$23.1 billion	7	$7.1 billion	18	$10.2 billion
Matthew Barrett	5	$23.1 billion	7	$7.1 billion	20	$12 billion

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As of June 30, 2025, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment

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process. As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

The MSCI All Country World (ex-US) Growth Index (net div) is the benchmark used to measure the performance of Mr. Dwan and Mr. Barrett for the portion of the International Equity Fund allocated to MFS.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate. The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

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